Exhibit 10.8(d)
FIFTH AMENDMENT TO LOAN AND SERVICING AGREEMENT
     THIS FIFTH AMENDMENT TO LOAN AND SERVICING AGREEMENT, dated as of April 23, 2003 (this “Amendment”), is entered into among TRM Inventory Funding Trust (“Borrower”), TRM ATM Corporation, in its individual capacity (“TRM ATM”) and as Servicer (in such capacity, “Servicer”), Autobahn Funding Company, LLC (“Lender”), DZ Bank AG, Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, as Administrative Agent (in such capacity, “Administrative Agent”) and as Liquidity Agent (in such capacity “Liquidity Agent”), and U.S. Bank National Association, as Collateral Agent (“Collateral Agent”).
RECITALS
     A. The Borrower, TRM ATM, Servicer, Lender, Administrative Agent, Liquidity Agent and Collateral Agent are each a party to that certain Loan and Servicing Agreement, dated as of March 17, 2000 (as amended by a First Amendment to Loan and Servicing Agreement, dated as of March 16, 2001, an Omnibus Amendment, dated as of March 16, 2001, a Second Amendment to Loan and Servicing Agreement, dated as of November 5, 2001, a Third Amendment to Loan and Servicing Agreement, dated as of April 23, 2002 and a Fourth Amendment to Loan and Servicing Agreement dated as of July 22, 2002, the “Agreement”).
     B. The parties to the Agreement desire to amend the Agreement as hereinafter set forth.
AGREEMENT
          1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
          2. Amendments to Agreement. Effective as of April 23, 2003 is hereby amended as follows:
     2.1 Section 1.01 of the Agreement is hereby amended to replace “$30,000,000” therein with “$50,000,000”.
     2.2 Pursuant to Section 1.04 of the Agreement, the Lender, the Liquidity Agent and the Administration Agent hereby consent to the issuance by the Borrower of one replacement Certificate in the amount of $1,485,000 for delivery to the Lender and one replacement Certificate in the amount of $15,000 for delivery to GSS Holdings, Inc. Each of the Lender and GSS Holdings, Inc. by signing or acknowledging below agrees to acquire such Certificates and pay the purchase price therefor upon the first Borrowing after the date hereof.
     2.3 Pursuant to Section 2.01 of the Agreement, the Borrower shall deliver a replacement Note to the Lender with a maximum principal amount of $48,500,000.

          3. Conditions to Effectiveness. This Amendment shall become effective, as of April 23, 2003, upon receipt by the Liquidity Agent of counterparts of this Amendment, duly executed by all parties hereto.
          4. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
          5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
          6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without regard to any otherwise applicable principles of conflict of laws.
          7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, or the Agreements or any provision hereof or thereof.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRM INVENTORY FUNDING TRUST

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Michael G. Oller, Jr. Name: Michael G. Oller, Jr. Title: Senior Financial Services Officer

TRM ATM CORPORATION

By:	/s/ Kenneth Lewis Tepper Name: Kenneth Lewis Tepper Title: President & CEO

AUTOBAHN FUNDING COMPANY LLC

By:	DZ Bank AG, Deutsche Zentral-Genossenschaftsbank Frankfurt am Main, as its attorney-in-fact

	By:	/s/ Patrick Preece Name: Patrick Preece Title: VP

DZ BANK AG, DEUTSCHE ZENTRAL-
GENOSSENSCHAFTSBANK FRANKFURT AM MAIN, as Administrative Agent and Liquidity Agent

By:	/s/ Patrick Preece Name: Patrick Preece Title: VP

By:	/s/ Dominick Ruggiero Name: Dominick Ruggiero Title: VP

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Toby Robillard Name: Toby Robillard Title: Assistant Vice President

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Acknowledged and Agreed:

GSS HOLDINGS, INC.

By:	/s/ Andrew L. Stidd Name: Andrew L. Stidd Title: President

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